2nd Quarter 2024 Update July 30, 2024

Presentation Index Corporate Overview Our Investment Thesis 2nd Quarter 2024 Results Line of Business Updates Appendix 3 10 19 35 46 Board of Directors Peer Group Non-GAAP Reconciliations Please refer to the Forward-Looking Statements on slides 48-51 for important disclosures about information contained in this presentation. Forward-Looking Statements Acquisition Update 7

Corporate Overview Asset-based lending Healthcare Services National Presence International Presence UMBF Trust & Agency Services – Dublin, Ireland Specialized Lending Verticals Corporate Trust Capital Markets (4) Fund Services Private Wealth Management & Personal Trust At, or for the 3 months ended 06/30/24. (1) Includes $13.1B in managed assets & $2.8B in Assets Under Administration for Private Wealth customers; (2) Includes AUA in Fund Services/custody, corporate trust and Healthcare Services; (3) Operating ROTCE is a non-GAAP measure. See reconciliation on slide 57; (4) UMB Bank, n.a. Capital Markets Division. 89 banking centers 238 ATMs UMB Bank Presence & Expansion UMB Financial Corporation Headquarters Highlights

Business Model Our Diverse Foundation Commercial & Personal Banking Services 2Q’24 Revenue: $243.4 million. 2Q’24 Average Deposits: $20.0 billion (1) Average loans: $3.2B (2) (3) Average deposits: $6.8B Retail deposit & lending services through 89 branches and online Private banking services Consumer mortgage AUM = $13.1B AUA = $2.8B Financial planning Investment management Wealth solutions Business succession and exit planning Trust & custody Estate planning Direct private equity investment access C&I lending Small business lending CRE & Construction lending Average loans: $20.0B (2) Average deposits: $13.2B Agribusiness Energy Practice finance Mezzanine debt & equity investments Commercial Consumer Private Wealth Institutional Banking Services 2Q’24 Revenue: $146.6 million. 2Q’24 Average Deposits: $13.6 billion (1) Institutional Banking provides solutions for the entire marketplace; $502.2 billion in AUA (4) Corporate Trust Bond trustee, paying agent & escrow services Institutional Custody Domestic & international custody services Fund Services Fund accounting, fund administration & transfer agency Alternative investment servicing Specialty Trust & Agency Solutions Default workout & successor trustee services Aviation, ABS & loan agency services Capital Markets Division (5) Fixed income sales & trading Public finance Asset / liability management services Investor Solutions Banking, cash management & specialty services for financial firms Healthcare Services Health savings & benefit spending accounts Healthcare payment solutions Aviation Asset-based lending Beverage Treasury management Merchant payments Specialized Expertise: Balances at, or for quarter ended, 06/30/24 (1) Excludes brokered CDs issued by Corp. Treasury; (2) Excludes credit card; (3) Includes consumer plus residential real estate loans; (4) Includes AUA in Fund Services/custody, corporate trust & Healthcare Services; (5) Products offered through UMB Bank Capital Markets Division: NOT FDIC INSURED | MAY LOSE VALUE  | NOT BANK GUARANTEED.

Beyond Financials Our Culture Our Values Our Commitment Our Vision the unparalleled customer experience Customers First We do the unparalleled to create an environment that consistently exceeds the expectations of our customers. Integrity & Trust We demonstrate our uncompromising honesty and integrity to earn the trust of everyone we serve. Performance & Strength We achieve sustainable greatness by delivering on our promise, remaining independent and maintaining financial soundness. Associate Spirit We rely upon our people and their collective attitude and skills to differentiate us from our competitors. Inclusion & Diversity We believe an inclusive and diverse culture energizes the workplace and ignites innovation. Creating an unparalleled customer experience requires a culture where our people feel part of something more, something bigger. We foster this experience through our policies, our business decisions and our expectations of each associate. the unparalleled customer experience An unwavering commitment to doing more for our customers. Whether it’s having a heart for each other, our customers or our communities, we support work through inclusive policies and empowering people to create fulfilling lives in and out of the workplace. MORE HEART Our goal is to grow existing strengths and build new skills. We’re committed to empowering our workforce to make an impact and achieve their goals through open conversations and providing the tools to develop potential. MORE OPPORTUNITY MORE TRUST Our associates have confidence they will be encouraged and expected to do the right thing at all times — no matter what. We’re focused on setting clear expectations and a leadership team who is accessible and transparent.

Beyond Financials Our Commitment to Corporate Citizenship Read our 2023 Corporate Citizenship Report at UMB.com/ESGreport UMB recognizes the undeniable importance of sustainable business practices. Efficient & Sensible Resource Use Associate volunteerism and corporate philanthropy help build strong community partnerships. $6.8 million in company donations and sponsorships in 2023, supporting housing needs, small business, education and emerging talent UMB provided more than $8.3 million in grants and closing costs to first-time homebuyers across the bank’s footprint We delivered more than 344 community engagement activities and held 127 financial education classes, serving more than 1,400 community participants More than 1,000 associates participated in our matching gift program; combined with workplace giving, associated giving totaled nearly $650k Associates receive 16 hours of paid Volunteer Time Off annually. 697 participants logged nearly 7,700 hours of volunteer time in 2023, supporting 303 unique charities Community Impact All UMB-owned buildings and 4 leased locations use automated systems to conserve energy, meeting our goal to have all converted by year-end 2023. Additionally, exterior lighting upgrades saved 920k Kilowatt hours during the year More than 172k Kilowatt hours generated from solar panels 2023 recycling efforts produced more than 17k pounds of comingled recycling, 7k pounds of cardboard and 443 pounds of recycled batteries Beehives housed at a Denver branch support the local honeybee population, with a peak of 270k resident bees. Since installation, we’ve harvested 330 pounds of edible honey Effective governance practices preserve the confidence and trust of our stakeholders. 11-person board of directors, with 10 independent members, a lead independent director, and 100% independence on board committees 36% board diversity Deliberate selection criteria which includes diversity standards in the board nomination process Robust risk oversight with distinct risk management committees: enterprise risk, asset and liability, and credit Board oversight of the executive ESG Committee Strong Corporate Governance We want our company to be as diverse as the world we live in. As an early CEO Action for Diversity and Inclusion signatory, we regularly review progress of our inclusion strategy with executives and our board of directors Eight Business Resource Groups (BRGs) help us understand the needs of our associates, customers and communities and turn empathy into action In 2023, 36% of all UMB hires were people of color, 54% were women and 3% were veterans Diversity among executive leadership team – 50%; 7 of 14 members Inclusion & Diversity

Acquisition Update

HTLF Acquisition – Strategically Compelling Creating a ~$65B Asset Regional Champion Increases density in existing markets Expands into attractive new geographies Top 10 deposit market share ranking in 5 states (3) UMB: 89 Heartland: 107 Pro Forma: 196 Builds Presence in Midwest & Southwest Pro Forma Snapshot (1) (1) Pro Forma metrics based on March 31,2024 data. These are subject to assumptions and uncertainties. See additional information on slide 50; (2) Market cap based on stock price as of 04/26/24; (3) Deposit data generated from S&P Capital IQ based on the FDIC Summary of Deposits data study as of 06/30/23; (4) UMB’s branch locations in Illinois are part of St. Louis MSA. Additional HTLF States Shared States Market Pro Forma Deposits (1)

Acquisition Update Expected Timeline Progress Submitted regulatory applications and filed S-4 / proxy statement Management participated in site visits and townhall meetings with stakeholders in all HTLF regions Established an integration program governance structure, working with EY, to lead planning and execution Functional teams within both UMBF and HTLF Focus on organizational alignment; security and oversight support; financial reconciliation Integration/Conversion team Focus on product and system mapping and conversion; customer segmentation Director candidate vetting continues for the five prospective UMBF board seats to be held by HTLF directors Both UMBF and HTLF completing cultural fitness diagnostic exercise Active discussions regarding community benefits 2024 2025 2Q’24 3Q’24 4Q’24 1Q’25 2Q’25 4Q’25 3Q’25 April 29 Announcement June 13 Regulatory application filed July 2 Preliminary S-4 filed August 6 Shareholder meeting INTEGRATION PLANNING & DEVELOPMENT Target Closing (1) Target System & Brand Conversion (1) Subject to shareholder and customary regulatory approvals. June Launched integration programs

Our Investment Thesis

Investment Thesis Opportunity in Our Diverse Business Model Track record of strong loan growth – opportunities remain Underpenetrated across our geographic footprint, focused on market share gains Underpenetrated vertically on an asset class basis; built out specialized teams Runway for Growth Diverse deposit base across multiple lines of business, customer segments and geographies No one commercial sector represents more than 4% of total deposits Long-tenured relationships: 52% of our deposit accounts have been with us for more than 10 years and account for ~31% of deposit balances (1) Flexible balance sheet well-positioned for changing interest rate environments Above peer earning asset growth Lower loan-to-deposit ratio provides flexibility 29% of average deposit balances in DDA Focus on returning value to shareholders; risk-adjusted returns EPS and tangible book value growth outpace peers over the long-term Consistent dividend growth Differentiated revenue profile and growing fee income Revenue from diverse lines of business and verticals provide a natural hedge in a variety of rate environments Lower-than-peer reliance on mortgage and NSF/OD revenue Solid capital levels and ample liquidity sources Strong regulatory capital ratios Access to multiple contingent funding sources Time-tested underwriting philosophy Unwavering credit standards Long-tenured credit team – average of 23 years with UMB Chief Credit Officer – 38 years with UMB Variable asset base > $1.4 billion of securities cash flow expected within 12 months (2) (1) Average collected balances for June 2024; excludes CDs, health savings and FinTech deposits; (2) Excludes $500 million of collateral-related Agency Discount Notes, see page 31.

Differentiated Revenue Profile Multiple Sources of Growth Net Interest Income Fee Income Provides Diversity 30% 53% 37% $ 1,282.7 $1,291.4 $1,468.0 $613.2 $1,462.0 $731.3 $587.8 $778.2 $671.0 $825.1 $878.5 $982.5 $848.7 $1,012.1 $971.4 $1,097.7 Total Revenue 15 Year CAGR 6.3% Revenue Growth Annual NII Growth Annual Revenue Growth 12% 12% 18% 10% 3% 2% 1% 9% 4% 5% 18% 20% 13% 9% 10% -1% 14% -0.4% 13% 4% 9% 9% 6% 18% 6% 3% 4% 11% 1% 3% 8% Dollars in millions. (1) Noninterest income prior to 2017 contains income from discontinued operations; (2) 2022 noninterest income included a $66.2 million pre-tax gain on the sale of Visa Inc. Class B shares; (3) UMB peers (15 banks) as of latest available annual period. Source: S&P Capital IQ. Net Interest Income (before provision) Noninterest Income (1) (2) % fee income Peer Median % Fee Income (3) 15 Year CAGR 8.4% 15 Year CAGR 3.7% Fee Income Growth $815.5 $731.2 $913.8 $303.0 $920.1 $317.0 $275.1 $320.1 $310.6 $333.3 $412.1 $558.9 $350.1 $610.4 $495.3 $670.9 1% 20%

7% 8% Balance Sheet Growth Across All Business Cycles Average Deposits Average Deposits Average Total Deposit Cost Peer Median Deposit Cost (1) 2.01% 1.37% 2.22% 25% 1% 14% 16% 11% 14% 10% 20% 13% 6% 11% 9% 4% 7% 14% 15 Year CAGR 11.1% Average annual balance in billions. (1) UMB peers (15 banks), as of latest available annual period. Source: S&P Capital IQ; (2) Loan balances exclude PPP loans for ’20 – ’22. Annual Deposit Growth 15 Year CAGR 11.8% Average Loans (2) Annual Loan Growth 12% 19% 19% 5% 2% 6% 10% 10% 18% 12% 21% 19% 9% 7% 10% 1.51%

Resilient Credit Metrics Through All Economic Environments Net Charge-Offs / Average Loans Nonperforming Loans / Loans Industry (2) UMBF Peer Median (1) Industry (2) UMBF Peer Median (1) (1) UMB peers (15 banks), as of latest available annual period. Source: S&P Capital IQ; (2) All FDIC-insured banks, as of last available annual period. Source: FDIC. 0.05% 15 Year Average 0.29% 15 Year Average 0.44% 0.18% 0.52% 0.06% 0.33% 0.86%

Capital & Liquidity Supports Growth Outlook Cash & Securities / Assets (3) Average Loans / Average Deposits Tier 1 Capital Ratio Equity / Assets UMBF Peer Median (1) UMBF Peer Median (1) Peer Median TCE / Tang. Assets (1) (2) UMBF Peer Median (1) (1) UMB peers (15 banks), as of latest available annual period. Source: S&P Capital IQ; Peer group defined on slide 47; (2) Tangible equity and tangible assets are non-GAAP measures. See reconciliation on slide 56; (3) As defined by S&P Capital IQ: “Cash, cash equiv. & investment securities/assets.” Tangible Equity / Tangible Assets (2) UMBF Equity / Assets UMBF TCE / Tang. Assets (2)

Risk-Adjusted Returns Rowing Close to Shore UMBF Peer Median (1) (1) UMB peers (15 banks), data as of latest available annual period. Source: S&P Capital IQ. (2) The numerator for the calculation of Return on Risk-Weighted Assets is GAAP net income, which in 2023 included $52.8 million of pre-tax expense for the FDIC special assessment, recognized in 4Q’23. UMBF Peer Median (1) Risk-Weighted Assets / Assets Return on Risk-Weighted Assets (2)

Dividend Trends Sustained Growth (1) Dividends adjusted for 2-for-1 stock split in 2006. (2) Annualized 2024 full-year dividend assumes all 4 quarterly dividends are declared at $0.39/share, consistent with 1Q & 2Q 2024 dividends. The Board of Directors may declare dividends of different amounts in future quarters. Annual Dividends Declared (1) 2024 = $1.56 +2.0% vs. 2023 (2) +280.5% 2004 - 2024 (2)

Outperformance Building Long-Term Value 15-Year Compounded Annual Growth Rates 2008 – 2023 UMBF KRX* Industry*** Peer Median** Diluted Earnings Per Share Tangible Book Value Per Share (2) *KBW Nasdaq Regional Bank Index (median of 50 banks); **UMB’s traditional peers (median of 15 banks); ***Median of all publicly-traded banks with data reported for both 2008 and 2023. (1) ‘23 diluted EPS includes FDIC Special Assessment, as applicable; (2) Tangible book value per share is a non-GAAP measure. See reconciliation on slide 53. Peer, KRX & Industry source: S&P Capital IQ. (1)

2nd Quarter 2024 Financial Review

(1) Net gains/losses on any disposition or impairment of debt securities + mark-to-market valuations of equity investments; (2) Operating noninterest expense and operating PTPP income & EPS are non-GAAP measures. See reconciliation on slide 55; (3) Net operating income & operating EPS are non-GAAP measures. See reconciliation on slide 54. 2Q 2024 Results At-A-Glance $ millions, except per share amounts. 2Q ’23 1Q ’24 2Q ’24 Linked-Quarter Variance & Commentary

2Q 2024 Earnings Highlights Operating PTPP Income (2) $126.6 $134.9 $157.5 $146.8 $127.9 Net Income & Net Operating Income (1) Operating PTPP Income – gains/losses on inv. securities (3) Operating PTPP Income, ex. gains/losses on inv. securities Dollars in millions, except per share amounts. (1) Net operating income and operating EPS are non-GAAP measures. See reconciliation on slide 54; (2) Operating PTPP income is a non-GAAP measure. See reconciliation on slide 55; (3) Net gains/losses on any disposition or impairment of debt securities plus mark-to-market valuations of equity investments. EPS Net Income Operating EPS (1) Net Operating Income (1) $93.8 $98.4 $112.0 $120.7 $105.9

Revenue Trends Dollars in millions. Columns may not sum due to rounding differences. 2Q ’23 3Q ’23 4Q ’23 1Q ’24 2Q ’24 Linked-Qtr. Variance $ ∆ % ∆

Net Interest Income $1.8B $2.6B $3.5B $3.7B $3.0B Asset Yield and Liability Cost Trends Liquidity Trends NIM Spread Net Interest Income $222.3 $239.4 $245.1 9.3% 7.8% 5.0% 6.8% 8.8% $230.5 8.4% Fed funds & resell agreements Int-bearing due from banks % of average earning assets Liquidity trends shown as average quarterly balances. $ millions $ billions EA % IBL % COF % $225.6 Pre- pandemic $2.1B

Noninterest Income Current Quarter Drivers Fee Income / Revenue Peer Median Fee Income / Revenue (1) Dollars in millions. (1) UMB peers (15 banks), data as of latest available quarter. Source: S&P Capital IQ. Investment Securities Gains (Losses) Brokerage Fees Trust / Securities Processing Bankcard Fees Trading / Invest. Banking Other Income Deposit Svc. Charges. $133.3 $140.3 $159.2 $144.9 $138.1 LQ Variance Noninterest income decreased $14.3mm or 9.0%, vs. 1Q’24. Primary drivers:   A decrease of $11.2mm in investment securities gains, driven by an $8.6mm net gain recorded in the prior quarter and a $2.6mm reduction in the value of a non-marketable security in 2Q’24. A reduction in miscellaneous income compared to higher 1Q’24 levels, which included a $4.0mm legal settlement and a $1.8mm gain on the sale of land. Partial offsets include a $1.6mm increase in derivative income and a $1.5mm increase in deposit service charges, primarily related to healthcare transfer and conversion fees. COLI income was $852k in 2Q’24, compared to $3.7mm in 1Q’24, and $3.1mm in 2Q’23. This income variance is offset by a proportionate change in deferred compensation expense. Composition / Changes in Inv. Securities Gains (Losses) and Trust & Securities Processing

Noninterest Expense Current Quarter Drivers (1) Columns may not sum due to rounding differences. (2) Operating noninterest expense is a non-GAAP metric. See reconciliation on slide 55. Noninterest expense decreased $5.7mm or 2.3%, vs. 1Q’24 on a GAAP basis. On an operating basis, which excludes FDIC special assessments and expenses related to acquisitions and severance, noninterest expense increased $2.0mm, or 0.8%. (2) Primary drivers of the linked-quarter variance in operating noninterest expense include:    An increase of $1.8mm in processing fees related to higher software subscription costs and the timing of various projects. An increase of $1.3mm in bankcard expense driven by higher administrative costs, including the impact of the new co-brand card portfolio. Deferred compensation expense was $1.2mm in 2Q’24, $4.0mm in 1Q’24, and $3.2mm in 2Q’23. Variances are offset by a proportionate change in COLI income. 2Q ’23 3Q ’23 4Q ’23 1Q ’24 2Q ’24 $ ∆ % ∆ $ in millions Linked-Qtr. Variance (2) Excludes acquisition expense, FDIC special assessments and other expenses as noted on slide 55.

$23,806 $ 22,192 $ 22,751 $ 23,109 Diversified Loan Portfolio Average balances in millions. Average Loan Yield Commercial R/E Asset-Based Lending C&I Residential R/E Consumer Construction Credit Card $ 23,354 Kansas City 32% Colorado 18% Arizona 9% St. Louis 17% Greater MO 5% KS - 2% Texas 11% NE - 1% OK - 1% Utah - 4% 2Q ’23 1Q ’24 2Q ’24 Linked-Qtr. Variance $ ∆ % ∆ Loans by Region

Quarterly Loan Activity Dollars in millions. (1) Payoffs and paydowns include C&I and CRE loans. (1) (1) 2Q ’23 3Q ’23 4Q ’23 1Q ’24 2Q ’24

(0.00%) Strong Asset Quality Nonperforming Loans NPLs / Total Loans Net Loan Charge-Offs (Recoveries) Delinquencies Delinquencies (1) Delinquencies / Total Loans Allowance for Credit Losses on Loans ACL / Total Loans Nonperforming Loans Allowance for Credit Losses Dollars in millions. (1) Delinquencies represent accruing loans > 30 days past due. Net Charge-offs (Recoveries) NCOs / Average Loans ($0.01)

Detailed Net Charge-Off History Recent Quarterly Trends Historical Historical

High-Quality Investment Portfolio $6,537 $6,408 $6,865 $6,651 $5,766 $5,705 $5,653 $5,575 $5,824 Average balances - $ millions Average Blended Yield Treasuries Corp. & Commercial Paper GNMA/GSE Mortgage-Backed GSE Agencies General Obligation Municipals Revenue Bonds Collateralized Loan Obligations $6,816 Available-for-Sale (1) Held-to-Maturity (1) (1) Balances are presented at carrying value, which is fair value for the available-for-sale portfolio and amortized cost for the held-to-maturity portfolio. Average balances - $ millions

Securities Portfolio Statistics Amortized Cost Fair Value Net Unrealized Loss (5) Securities Portfolio Activity (1) $ in millions $ in millions; as of 06/30/24 Additional 2Q’24 Activity 2Q’24 roll-off totals exclude $400 million of T-Bills previously purchased for collateral needs. 2Q’24 purchased totals exclude $3.3 billion of T-Bills and Agency Discount Notes @ 5.31% purchased for collateral needs. Next quarter and next 12-month roll-off totals exclude $500 million of collateral-related Agency Discount Notes. (1) Purchase activity, cash flow and duration includes AFS securities and HTM portfolio exclusive of industrial revenue bonds held-to-maturity; (2) Purchases made for roll-off and overbuy, net of purchases related to sales/trades and short-term collateral needs within the quarter; (3) 4Q’23 purchased, purchased yield, expected cash flows and cash flow yields exclude impact of $500mm T-Bills purchased for collateral purposes; (4) 1Q’24 roll-off excludes the $500mm of those T-Bills noted in footnote 3; (5) 2Q’24 purchased, purchased yield, expected cash flows and cash flow yields exclude impact of collateral-related short-term securities as noted above; (6) Columns & rows may not sum due to rounding differences.

Deposits by Line of Business Diversified Deposit Mix $31,330 $33,526 $34,341 $31,475 Commercial Personal Institutional Commercial Banking 38% Consumer & Private Wealth 20% Capital Markets & Corp. Trust 13% Healthcare Services 9% Fund Services 9% Investor Solutions 9% 32% 321 30% 29% 33% Average balances in millions. $32,675 Interest-Bearing Demand & Savings Demand Deposits Time Deposits Avg. Total Deposit Cost DDA / total deposits 2% 2Q ’23 1Q ’24 2Q ’24 Linked-Qtr. Variance $ ∆ % ∆ Brokered

Interest Rate Sensitivity Impact to Net Interest Income Assumptions Projected rates for new loans and deposits based on historical analysis, management outlook and repricing strategies Asset prepayments and other market risks are developed from industry estimates of prepayment speeds and other market changes Ramp Scenario 66% of total end-of-period loans, or $16.0B, are variable. 69% of total loans reprice within the next 12 months. Of variable loans - % tied to indices for next 12 months: 69% - SOFR 27% - Prime 4% - other Loan Maturities & Repricing Year 2 Year 1 - 300 - 200 - 100 + 100 Increase / decrease based on hypothetical rate changes and stable balance sheet Shock Scenario Year 2 Year 1

Strong Capital Available Liquidity Sources Capital & Liquidity Position $ millions 5.27% 5.21% Weighted average rate Bank Term Funding Program FHLB Advances Brokered CDs As of June 30, 2024 $ billions Wholesale Funding by Maturity UMBF ratio Regulatory Minimum CET 1 Total Capital Tier 1 Leverage Regulatory Capital Ratios 13.08% 11.14% 8.50% Tangible Common Equity Ratio (1) 6.68% Total Equity / Total Assets 7.26% 6.50% 10.00% 5.00% (1) Tangible common equity is a non-GAAP measure. See reconciliation on slide 56. 4.76% $800 $500 $500

Line of Business Updates

Commercial Banking Commercial Capabilities Investment Real Estate Office Industrial Hotel Retail Multi-family Student Housing Agribusiness Asset-based Lending Aviation Lending Lending Verticals Beverage Lending Energy Lending C&I Lending Owner-Occupied CRE Middle Market Working capital lines Equipment loans Business Banking Practice Finance Small Business Banking Small / Medium Business Middle Market 53% Investment Real Estate 33% Sm./Med Biz 4% Specialized Verticals 10% $20.0B Average balance for 2Q’24, excludes credit card. (1) Rank among U.S. Visa & Mastercard Commercial Card Issuers, Source: Nilson Report, ‘23; (2) “Production ag lending” per ABA 4Q 2023, FDIC data. Additionally, UMB has significant relationships with “Agribusiness / Middle Market Ag” companies. #30 of 100 Largest Farm Lenders in the U.S. (2) Commercial Credit Card Purchase Volume (1) TOP 15 Prepaid & Purchasing Card Volume (1) TOP 5 Commercial Lending Portfolio Average Loan Balance & Composition

Commercial Banking C&I Lending Commercial & Industrial Statistics C&I Industries as % of Total UMB Loans (1) Includes Middle Market, Lending Verticals & Small / Medium Business Considerations Internal limits on loan size and projects per sponsor Concentration guidelines for all lending verticals, monitored for changing conditions End-of-Period C&I Balance Trends Transp. / Warehouse Diversified Tech. & Telecom Materials & Commodities Manu-facturing Retail Healthcare Commercial Services Other (2) Agri-business Finance & Insurance 10% Energy-Related 4% Total Commercial & Industrial Loans $10.5B 43.3% of total UMB loans Average Line Utilization Trends (2) Other - 4% of total UMB loans Food & Beverage Auto-related Entertainment / Recreation Apparel / Textiles Consumer Services Government / Education Portfolio Mgmt.–4% Inv. Banking–2% Leasing–1% Other Financial-3% RE & Construction 5% Comml. Lessors–1% Building Const.–1% Varied Const. Services– 3% Petroleum–2% Nat. Gas–1% Other Energy–1% +3% YoY $ billions (1) End-of-period balances as of June 30, 2024.

Commercial Banking Commercial Real Estate Commercial Real Estate Statistics Investment CRE as % of Total UMB Loans (1) Const. / Land Dev. 11% Owner-Occupied 9% Investment CRE 17% $9.5B Farmland 2% as of June 30, 2024 1-4 Unit Residential Construction < 1% of total UMB loans Retail Multifamily Office Hotel Industrial Sr. Living 1-4 Unit Rentals Vacant Land Other (5) (1) End-of-period balances as of June 30, 2024; (2) Adjusting for customer interest rate swaps on variable rate loans, “fixed” rate exposure would be ~51% and variable rate exposure would be ~49%; (3) Swap adjusted: “fixed” rate exposure ~45% and variable rate exposure ~55%; (4) Tier 1 capital plus an adjusted ACL, per regulatory guidelines. (5) Other - 2% of Total UMB loans Mixed Use Student Housing Homebuilder for Sale Healthcare Special Purpose Self-storage Investment CRE & Construction Portfolio Average Loan-to-Value: 57% Recourse: 91% Investment CRE Rate Type: (3) Fixed – 29% Variable – 71% Total CRE & Construction = 39% of UMB loans Owner-occupied – new purchase or refinance Real estate development – construction / perm financing, bridge financing, renovations Total UMB Commercial R/E Rate Type: (2) Fixed – 38% Variable – 62% Regulatory Concentrations (4) Total non-farmland CRE / Total RBC: 189% Construction & Development / Total RBC: 73% Total Inv. CRE & Construction Loans $6.7B 27.7% of total UMB loans

Investment Real Estate Select Property Details Average Loan: $9.2mm Average LTV: 63% Recourse: 84% Geographic Diversity – By Property Location By outstanding balances as of June 30, 2024 Average Loan-to-Value, Select Asset Classes Total Investment CRE Portfolio Office CRE Portfolio MSA Diversification Statistics Market Type $1,015 mm Suburban Central Business District Medical $ millions Industrial: 61% Multifamily: 55% Retail: 56% Hotel: 50% Vacant Land: 51% Senior Living: 63% 1-4 Unit Rentals: 52% (No state > 3.1%)

Personal Banking Consumer Metrics at, or for the quarter ended, 06/30/24. (1) Includes residential real estate and other consumer loans; (2) 2Q’24 Q2 Net Promoter Score for 54 financial services companies - Medallia, Inc. Strategic & Stable Source of Low-Cost Funds +6.2% YoY $3.2B Total Average Loans (1) Consumer plays a strategic role for UMB as a large and stable source of deposits. Poised for continued asset growth Growth engine for new customers; deepening existing relationships NPS Score 73.5 UMBF Industry Average (2) 53.1 Private Banking Strategically positioned for sales growth Retail Banking Hybrid Service & Sales Model – Provides broad products and services to meet diverse client needs Mortgage 1st Time Homebuyer Program Down Payment Assistance to Qualified Buyers 4,300+ Applications Assistance $ High Customer Satisfaction Consumer serves the personal banking needs of clients across all divisions of the bank $2.6B Provide competitive mortgage solutions for all client types 89 Banking Centers 238 ATMs Digital Capabilities across Consumer 27 $2.3B Private Bankers Across 9 regions Avg. Private Banking Deposits Average Mortgage Balances +5.6% YoY Digital loan and deposit application and originations Mobile Banking: Deposits, transfers, bill pay, acct review & more $6.5mm +10.2% YoY $6.8B Total Average Deposits Program to Date (1Q ‘22– 2Q ‘24)

Personal Banking Private Wealth Management Composition as of June 30, 2024. (1) Includes Assets Under Management and Assets Under Administration. Personal Trust 23% Investment Advisory 44% Non-Managed AUA 18% IRAs 6% Brokerage 4% Other 5% Customer Assets Wealth Management Financial planning Discretionary investment management Strategic wealth solutions for ultra-high net worth families Business succession and exit planning Brokerage services   Personal Trust & Custody Trust administration Charitable foundation planning and administration Personal custody services Unique asset administration Fine art management Trust tax preparation   Asset Management Direct private equity investment access $13.1B Managed Assets (AUM) $2.8B Non-Managed Assets (AUA) New Assets / Sales (1) $ millions

Institutional Banking Fund Services & Institutional Custody $411B $460B $383B $400B Provides services for 1,700 funds, including registered and alternative investment funds, PE funds, real estate and venture capital funds and ETFs and more. One of the nation's leading providers of domestic and global custody, serving insurance companies, public & private corporations, nonprofits, municipalities, fund companies and endowments. Established in 1948. Best Custodian (6) (7) Net New Accounts YTD Custody AUA +23% YoY +439 $443B Assets Under Administration Registered Funds & Alternative Investments Institutional Custody Transfer Agency Alternative Servicing Fund Acct/Admin. Custody Note: Asset categories sum > total AUA due to shared client assets. (1) With Intelligence ’19, ’20, ‘22 & ‘23 Awards; (2) Hedgeweek US Emerging Managers Awards ’23; (3) Hedgeweek US Emerging Managers Awards ’24; (4) Global Custodian Industry Leaders Editor’s Choice ’23; (5) PE Wire ’23; (6) HFM Services Awards ’21 & ’22; (7) Hedgeweek US Awards '23. Best Interval Fund Administrator (1) Best Fund accounting and reporting software (2) Best Administrator – Mid Market & Emerging Managers (5)   Best New Fund Services Project – RFS (4)   Administrator of the Year – Technology (3)

Institutional Banking Corp./Specialty Trust & Capital Markets (1)Thomson Reuters municipal rankings, March ‘24; (2) Ranked by number of issues. Corporate Trust & Escrow Services Provides trustee, paying agent and escrow services to municipal and corporate issuers. $41B Assets Under Administration Paying Agent in U.S. (1) (2) #2 Municipal Trustee in U.S. (1) (2) #6 Specialty Trust & Agency Solutions Services for asset-backed securitizations, aviation and other transportation and real estate projects. Workout and successor trustee services on behalf of bondholders of defaulted transactions. +35% Examples of recent deals: Products and services offered through UMB Bank Capital Markets Division NOT FDIC INSURED | MAY LOSE VALUE  | NOT BANK GUARANTEED. Capital Markets Division Capital solutions including fixed income sales, trading and underwriting for institutional, municipal and not-for-profit organizations. Public Finance Growth in new business YTD vs. 2Q ’23 June YTD Closed Deals

FDIC Sweep Assets Under Administration $49B Institutional Banking Investor Solutions & Healthcare Services Investor Solutions Annual ACH Transactions Healthcare Services Provides a suite of tax-advantaged benefit accounts including Health Savings Accounts (HSAs), Flexible Spending Accounts (FSAs), Health Reimbursement Arrangements (HRAs), and Commuter Benefit Accounts.  HSA Account Holders 1.5mm In HSA Assets & Deposits $4.2B Top 10 HSA Custodians in the U.S. (2) TOP 10 Benefit Cards 5.1mm ~84mm ~ 5.4 mm accounts Recognized for Investment Quality (1) Sample BaaS Partnerships Named a Top HSA for Features & Investment Options (1) (1) Investor’s Business Daily ‘23; (2) #6 in total accounts & #8 in total assets as of December 31, 2023 - Devenir Research Year-end ‘23. Our banking as a service (BaaS) solution includes deposit services for checking, saving, and investment accounts, including expanded FDIC insurance through our proprietary Sweep Program.

Payments Credit & Debit Card Products Dollars in millions. (1) Rank in commercial, consumer and small business cards among top 50 U.S. issuers. Source: Nilson Report, December 2023. Card Purchase Volume & Interchange Trends 26th in U.S. Credit Card Purchase Volume (1) #26 $4,009 $4,558 $4,701 $4,020 $4,088 Interchange Income Consumer Credit Healthcare Debit Commercial Credit Inst. Cash Mgmt. Consumer Debit +16.9% YoY 2Q ’24 Card Spend $4.7B

Appendix

Governance Our Board of Directors AC = Audit Committee; CC = Compensation Committee; GC = Governance Committee; RC = Risk Committee Tim Murphy AC, CC Janine Davidson CC, GC Tammy Peterman GC, RC K.C. Gallagher AC, RC Kris Robbins AC, RC (Chair) Greg Graves Lead Independent Director, GC (Chair) Josh Sosland GC, RC Mariner Kemper Chairman of the Board Leroy Williams CC, RC Robin Beery CC (Chair), RC Gordon Lansford AC (Chair), CC Advisory Directors Tom Wood Jim Rine Vice Chairman & President

Forward-Looking Statements This presentation contains, and our other communications, may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements can be identified by the fact that they do not relate strictly to historical or current facts. Forward-looking statements convey our expectations, intentions, or forecasts about future events, circumstances, results, or aspirations. All forward-looking statements are subject to assumptions, risks, and uncertainties, which may change over time and many of which are beyond our control. You should not rely on any forward-looking statement as a prediction or guarantee about the future. Our actual future objectives, strategies, plans, prospects, performance, condition, or results may differ materially from those set forth in any forward-looking statement. Some of the factors that may cause actual results or other future events, circumstances, or aspirations to differ from those in forward-looking statements are described in annual, quarterly and other applicable documents that are filed or furnished with the U.S. Securities and Exchange Commission (“SEC”). In addition to such factors that have been disclosed previously: macroeconomic and adverse developments and uncertainties related to the collateral effects of the collapse of, and challenges for, domestic and international banks, including the impacts to the U.S. and global economies; sustained levels of high inflation and the potential for an economic recession on the heels of aggressive quantitative tightening by the Federal Reserve, decreases in demand for office space caused by shifts in the work environment, and impacts related to or resulting from instability in the Middle East and Russia’s military action in Ukraine, such as the broader impacts to financial markets and the global macroeconomic and geopolitical environments, may also cause actual results or other future events, circumstances, or aspirations to differ from our forward-looking statements. Any forward-looking statement made by us or on our behalf speaks only as of the date that it was made. We do not undertake to update any forward-looking statement to reflect the impact of events, circumstances, or results that arise after the date that the statement was made, except to the extent required by applicable securities laws. You, however, should consult disclosures (including disclosures of a forward-looking nature) that we may make in any subsequent documents that are filed or furnished with the SEC. Any statements about UMB Financial Corporation’s (“UMB”), Heartland Financial USA, Inc.’s (“Heartland” or “HTLF”) or the combined company’s plans, objectives, expectations, strategies, beliefs, or future performance or events constitute forward-looking statements. Such statements are generally identified as those that include words or phrases such as “believes,” “expects,” “anticipates,” “plans,” “objective,” or similar expressions or future or conditional verbs such as “will,” “would,” “should,” “could,” “might,” “may,” or similar expressions. Forward-looking statements involve known and unknown risks, uncertainties, assumptions, estimates, and other important factors that change over time and could cause actual results to differ materially from any results, performance, or events expressed or implied by such forward-looking statements. Such forward-looking statements include but are not limited to statements about the benefits of the business combination transaction between UMB and HTLF (the “Transaction”), including future financial and operating results, the combined company’s plans, objectives, expectations and intentions, and other statements that are not historical facts.

Forward-Looking Statements In addition to factors previously disclosed in UMB’s and HTLF’s reports filed with the SEC, the following factors could cause actual results to differ materially from forward-looking statements or historical performance: The occurrence of any event, change, or other circumstance that could give rise to the right of one or both of the parties to terminate the definitive merger agreement; the outcome of any legal proceedings that may be instituted against UMB or HTLF; the possibility that the Transaction does not close when expected or at all because required regulatory, shareholder, or other approvals and other conditions to closing are not received or satisfied on a timely basis or at all (and the risk that such approvals may result in the imposition of conditions that could adversely affect the combined company or the expected benefits of the Transaction); the risk that the benefits from the Transaction may not be fully realized or may take longer to realize than expected, including as a result of changes in, or problems arising from, general economic and market conditions, interest and exchange rates, monetary policy, laws and regulations and their enforcement, and the degree of competition in the geographic and business areas in which UMB and HTLF operate; the ability to promptly and effectively integrate the businesses of UMB and HTLF; the possibility that the Transaction may be more expensive to complete than anticipated, including as a result of unexpected factors or events; reputational risk and potential adverse reactions of UMB’s or HTLF’s customers, employees or other business partners, including those resulting from the announcement or completion of the Transaction; the dilution caused by UMB’s issuance of additional shares of its capital stock in connection with the Transaction; and the diversion of management’s attention and time from ongoing business operations and opportunities on merger-related matters. These factors are not necessarily all of the factors that could cause UMB’s, HTLF’s or the combined company’s actual results, performance, or achievements to differ materially from those expressed in or implied by any of the forward-looking statements. Other factors, including unknown or unpredictable factors, also could harm UMB’s, HTLF’s or the combined company’s results. All forward-looking statements attributable to UMB, HTLF, or the combined company, or persons acting on UMB’s or HTLF’s behalf, are expressly qualified in their entirety by the cautionary statements set forth above. Forward-looking statements speak only as of the date they are made and UMB and HTLF do not undertake or assume any obligation to update publicly any of these statements to reflect actual results, new information or future events, changes in assumptions, or changes in other factors affecting forward-looking statements, except to the extent required by applicable law. If UMB or HTLF update one or more forward-looking statements, no inference should be drawn that UMB or HTLF will make additional updates with respect to those or other forward-looking statements. Further information regarding UMB, HTLF and factors which could affect the forward-looking statements contained herein can be found in UMB’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023 (and which is available at on the SEC’s archive site, here,) and its other filings with the SEC, and in HTLF’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023 (and which is available here,) and its other filings with the SEC.

Market and Industry Data. Unless otherwise indicated, market data and certain industry forecast data used in this presentation were obtained from internal reports, where appropriate, as well as third party sources and other publicly available information. Data regarding the industries in which the Company competes, its market position and market share within these industries are inherently imprecise and are subject to significant business, economic and competitive uncertainties beyond the Company’s control. In addition, assumptions and estimates of the Company and its industries’ future performance are necessarily subject to a high degree of uncertainty and risk due to a variety of factors. These and other factors could cause future performance to differ materially from assumptions and estimates.   HTLF Data. Unless otherwise indicated, data about HTLF provided in this presentation, including financial information, has been obtained from HTLF management and its public filings with the Securities and Exchange Commission.   Pro Forma Forward-Looking Data. Neither our nor HTLF’s independent registered public accounting firms have studied, reviewed or performed any procedures with respect to the pro forma forward-looking financial data and, accordingly, neither have expressed an opinion or provided any form of assurance with respect thereto for the purpose of this presentation. These pro forma forward-looking financial data are for illustrative purposes only and should not be relied on as necessarily being indicative of future results. The assumptions and estimates underlying the pro forma forward-looking financial data are inherently uncertain and are subject to a wide variety of significant business, economic and competitive risks and uncertainties that could cause actual results to differ materially from those contained in the prospective financial information, including those in the “Forward-Looking Statements” disclaimer above. Pro forma forward-looking financial data is inherently uncertain due to a number of factors outside of our or HTLF’s control.   Additional Information about the Transaction and Where to Find It. This presentation does not constitute an offer to buy or sell, or the solicitation of an offer to buy or sell, any securities or a solicitation of any vote or approval. In connection with the Transaction, UMB filed a Registration Statement on Form S-4 to register the shares of UMB capital stock to be issued in connection with the Transaction. The Registration Statement includes a joint proxy statement of UMB and HTLF that also constitutes a prospectus of UMB. The definitive joint proxy statement/prospectus was sent to shareholders of UMB and of HTLF seeking their approval of the Transaction and other related matters.   Investors and security holders are urged to read the Registration Statement on Form S-4 and the joint proxy statement / prospectus, as well as any other relevant documents filed with the SEC in connection with the transaction or incorporated by reference, because they will contain important information regarding UMB, HTLF, the transaction and related matters.   Investors may obtain free copies of these documents and other documents filed with the SEC through websites maintained by the SEC, UMB and HTLF at http://www.sec.gov, www.UMB.com, or www.htlf.com. UMB documents filed with the SEC are available free of charge by accessing the “Investor Relations” page of UMB’s website, or by directing a mailed request to UMB, Attn: Corporate Secretary, 1010 Grand Blvd., Kansas City, MO 64106. HTLF documents filed with the SEC are available free of charge by accessing the “Investor Relations” tab of HTLF’s website or, by directing a request to HTLF’s Corporate Secretary, 1800 Larimer St., #1800, Denver, CO 80202. Information from these websites is not incorporated by reference within this presentation. Additional Information – HTLF Acquisition

Participants in the Solicitation. UMB, HTLF, and certain of their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the shareholders of UMB and stockholders of HTLF in connection with the Transaction under the rules of the SEC. Information about the interests of the directors and executive officers of UMB and HTLF and other persons who may be deemed to be participants in the solicitation of shareholders of UMB and stockholders of HTLF in connection with the Transaction and a description of their direct and indirect interests, by security holdings or otherwise, will be included in the joint proxy statement/prospectus related to the Transaction, filed with the SEC. Information about the directors and executive officers of UMB and their ownership of UMB common stock is also set forth in the definitive proxy statement for UMB’s 2024 Annual Meeting of Shareholders, as filed with the SEC on Schedule 14A on March 3, 2024 (and which is available here.) Information about the directors and executive officers of UMB, their ownership of UMB common stock, and UMB’s transactions with related persons is set forth in the sections entitled “Directors, Executive Officers and Corporate Governance,” “Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters,” and “Certain Relationships and Related Transactions, and Director Independence” included in UMB’s annual report on Form 10-K for the fiscal year ended December 31, 2023, which was filed with the SEC on February 22, 2024 (and which is available at here), and in the sections entitled “Our Board of Directors” and “Stock Owned by Directors, Nominees, and Executive Officers” included in UMB’s definitive proxy statement in connection with its 2024 Annual Meeting of Stockholders, as filed with the SEC on March 3, 2024 (and which is available here.) To the extent holdings of UMB common stock by directors and executive officers have changed from the amounts held by such persons as reflected therein, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC. Information about the directors and executive officers of HTLF and their ownership of HTLF common stock can also be found in HTLF’s definitive proxy statement in connection with its 2024 Annual Meeting of Stockholders, as filed with the SEC on April 9, 2024 (and which is available here) and other documents subsequently filed by HTLF with the SEC. Information about the directors and executive officers of HTLF, their ownership of HTLF common stock, and HTLF’s transactions with related persons is set forth in the sections entitled “Directors, Executive Officers and Corporate Governance,” “Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters,” and “Certain Relationships and Related Transactions, and Director Independence” included in HTLF’s Form 10-K for the fiscal year ended December 31, 2023, which was filed with the SEC on February 23, 2024 (available here), and in the sections entitled “Security Ownership of Certain Beneficial Owners and Management” and “Related Person Transactions” included in HTLF’s definitive proxy statement in connection with its 2024 Annual Meeting of Stockholders, as filed with the SEC on April 9, 2024 (and which is available here.) To the extent holdings of HTLF common stock by directors and executive officers have changed from the amounts held by such persons as reflected therein, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC. Free copies of these documents may be obtained as described above. Additional Information – HTLF Acquisition

Peer Group

Non-GAAP Reconciliations The following are non-GAAP measures used from time to time. To the extent a non-GAAP measure is used in this presentation, a reconciliation to such measure’s closest GAAP equivalent is provided below. UMB believes that these non-GAAP financial measures may be useful to investors because they adjust for items that management does not believe reflect the Company’s fundamental operating performance. Tangible book value per share is defined as total shareholders’ equity, net of intangible assets, divided by total shares outstanding. Net operating income is defined as GAAP net income, adjusted to exclude expenses related to acquisitions and severance, the FDIC special assessment, and the cumulative tax impact of these adjustments. Operating PTPP income for the relevant period is defined as GAAP net interest income plus GAAP noninterest income, less noninterest expense, adjusted to reflect the impact of excluding expenses related to acquisitions, severance expense, and the FDIC special assessment. Tangible common equity ratio is total shareholders’ equity, net of intangible assets, divided by total assets, net of intangible assets. Return on tangible common equity is calculated as net income divided by average tangible shareholders' equity for the relevant period. Operating return on tangible common equity is calculated as net operating income, divided by average tangible shareholders’ equity. Tangible Book Value Unaudited, dollars in thousands except per share data.

Non-GAAP Reconciliations Unaudited, dollars in thousands except per share data. (1) Calculated using the company’s marginal tax rate of 23.0% for 2024 and 24.0% for 2023. Net Operating Income Net operating income is defined as GAAP net income, adjusted to exclude expenses related to acquisitions and severance, the FDIC special assessment in first and second quarter 2024, and the cumulative tax impact of these adjustments.

Non-GAAP Reconciliations Operating Pre-Tax, Pre-Provision Income Unaudited, dollars in thousands except per share data. Operating PTPP income for the relevant period is defined as GAAP net interest income plus GAAP noninterest income, less noninterest expense, adjusted to reflect the impact of excluding expenses related to acquisitions and severance, the FDIC special assessment.

Tangible common equity ratio is calculated as total shareholders’ equity, net of intangible assets, divided by total assets, net of intangible assets. Non-GAAP Reconciliations Unaudited, dollars in thousands. Tangible Common Equity Ratio

Non-GAAP Reconciliations Return on tangible common equity is calculated as net income divided by the company's average tangible shareholders' equity for the relevant period. Operating return on tangible common equity is calculated as net operating income, divided by the company’s average tangible shareholders’ equity. Unaudited, dollars in thousands. Return on Tangible Common Equity Operating Return on Tangible Common Equity